Smith Barney Large Capitalization Growth Fund Trust
Question: 77.M



Registrant incorporates by reference Registrants
Prospectus/Proxy Statement dated March 10, 2003 filed on
February 5, 2003. (Accession No. 0000950130-03-000802)